                                                                     EXHIBIT 3.3


      INCORPORATED UNDER THE LAWS                                 COMMON STOCK
       OF THE STATE OF DELAWARE                                  PAR VALUE $0.01

           NUMBER                                       EOG RESOURCES, INC.                                    SHARES
           EOG-

                                                                                                         CUSIP 26875P 10 1
                                                                                                          See Reverse For
                                                                                                        Certain Definitions

THIS IS TO CERTIFY THAT

Is the owner of


            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

EOG Resources, Inc. (hereinafter referred to as the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be valid, subject to all of the provisions of the Certificate of Incorporation, as amended, of the Corporation (a copy of which certificate is on file with the Transfer Agent), to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the seal of the Corporation and the signatures of its duly authorized officers.

Dated:


[EOG CORPORATE SEAL]


                                                 Countersigned and Registered:

                                                 FIRST CHICAGO TRUST COMPANY OF
                                                 NEW YORK

/s/  MARK G. PAPA
---------------------------------
     Mark G. Papa,                                          Transfer Agent and
     Chief Executive Officer                                Registrar
     and Chairman of the Board
                                                 By

/s/  PATRICIA L. EDWARDS
---------------------------------
     Patricia L. Edwards,                                   Authorized
     Vice President and Secretary                           Signature





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                              EOG RESOURCES, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM - as tenants in common
    TEN ENT - as tenants by the entireties
     JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -.............Custodian............
                      (Cust)              (Minor)

Under Uniform Gifts to Minors Act....................
                                       (State)

    Additional abbreviations may also be used though not in the above list.

THE DESIGNATIONS AND THE POWERS, PREFERENCES AND RIGHTS, AND THE QUALIFICATIONS, LIMITATIONS AND RESTRICTIONS THEREOF, OF THE SEVERAL CLASSES OF STOCK OF THE CORPORATION ARE SET FORTH IN THE CERTIFICATE OF INCORPORATION AND THE AMENDMENTS THERETO OF THE CORPORATION

                             ______________________

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, THE DESIGNATIONS, POWERS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT.


For Value Received, _______________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY           ________________________________________
OR OTHER IDENTIFYING NUMBER OF ASSIGNEE ________________________________________

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE,
OF ASSIGNEE

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      --------------------------

       NOTICE:                         X ______________________________________
  THE SIGNATURE(S) TO THE                              (SIGNATURE)
  ASSIGNMENT MUST CORRESPOND
  WITH THE NAME(S) AS WRITTEN
  UPON THE FACE OF THE CERTIFICATE
  IN EVERY PARTICULAR WITHOUT
  ALTERATION OR ENLARGEMENT OR ANY
  CHANGES WHATEVER.                    X ______________________________________
                                                       (SIGNATURE)

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
 ................................................................................

SIGNATURE(S) GUARANTEED BY: